EXHIBIT 99.2

                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL


                           SOFTWARE LICENSE AGREEMENT

         This Software License Agreement (the "AGREEMENT") is dated June 24, 2002 (the "EFFECTIVE DATE") and is entered into by and between the following
Parties:

                           Previo:          Previo, Inc.
                                            12636 High Bluff Drive, Suite 400
                                            San Diego, CA 92130
                                            U.S.A.
                                            Tel:     (858) 794-3789
                                            Fax:     (858) 794-4572

                           Altiris:         Altiris, Inc.
                                            588 West 400 South
                                            Lindon, UT 84042
                                            U.S.A.
                                            Tel:     (801) 805-2400
                                            Fax:     (801) 805-2589

who agree as follows:

1.       DEFINITIONS

         1.1 "CONFIDENTIAL INFORMATION" has the meaning ascribed to it in
Section 9.1.

         1.2 "CUSTOMER SERVICES" has the meaning ascribed to it in Section 5.1.

         1.3 "DERIVATIVE WORK" means all "derivative works" and "compilations" based on the Software as such terms are defined in the U.S. Copyright Act (17 U.S.C. Section 101 ET SEQ.).

         1.4 "DEVELOPMENT ENVIRONMENT" means the programming documentation, schematics, designs, and flow charts and any proprietary software tools, libraries, linkers, utilities, compilers, and other programs used by programmers to develop, maintain or implement the Software, including instructions for compiling and linking the Source Code into executable forms and any programming tools. If any of the foregoing are commercial products of other companies and are readily available to Altiris from third party market sources, then such commercial products do not need to be included if a list identifying them is included by Previo with the Development Environment.

         1.5 "DISTRIBUTORS" has the meaning ascribed to it in Section 3.4.


                                             SOFTWARE LICENSE AGREEMENT - PAGE 1
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                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

         1.6 "DOCUMENTATION" means the documentation, manuals, packaging, and other works of authorship (including technical documentation, white papers, web content, etc.) relating to any Software. All references in this Agreement to Software shall also apply to the Documentation to the extent that the context reasonably permits.

         1.7 "EFFECTIVE DATE" means the date first above written.

         1.8 "END USER" means the ultimate user of the Software who has obtained such Software subject to the terms of an end user license agreement.

         1.9 "LICENSE" has the meaning ascribed to it in Section 3.1.

         1.10 "LICENSE FEE" has the meaning ascribed to it in Section 4.1.

         1.11 "NEW VERSIONS" means any and all updates, upgrades, enhancements, modifications, future releases, new versions, improvements, maintenance fixes, patches, and work-around solutions to or of any Software, including all subsequent versions and generations thereof. New Versions shall be governed by this Agreement as "Software" and is licensed to Altiris as such.

         1.12 "OBJECT CODE" means a software program's Source Code translated or processed by a computer into a machine language or intermediate code appropriate for execution or interpretation by a computer. Object code is intended to include any object code, machine readable, binary or executable form of the Software.

         1.13 "INTELLECTUAL PROPERTY RIGHTS" means all rights in, to, or arising out of (a) any U.S. or foreign patent or any application therefor and any and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof; (b) inventions (whether patentable or not in any country), invention disclosures, improvements, trade secrets, proprietary information, know-how, technology and technical data; (c) works of authorship, copyrights, copyright registrations and applications therefor in the U.S. or any foreign country, and all other rights corresponding thereto throughout the world; (d) registered trademarks, applications for trademark registrations and all other trademark rights and associated good will; and (f) any other proprietary rights anywhere in the world.

         1.14 "PURCHASE AGREEMENT" has the meaning set forth in Section 2.1.

         1.15 "SOFTWARE" means the computer software programs described or identified in EXHIBIT A. The Software includes all of its forms, e.g., Source Code and Object Code.

         1.16 "SOURCE CODE" means the human readable form of computer programming code and related system Documentation, including any and all comments, procedural language and programming documentation included by any Software programmers in or with the source code.


                                             SOFTWARE LICENSE AGREEMENT - PAGE 2
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                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

2.       DELIVERY OF SOFTWARE

         2.1 INITIAL DELIVERABLES. Upon execution of an asset purchase agreement whereby Previo agrees to transfer to Altiris all of its right, title and interest in and to the Software and related Intellectual Property Rights (the "PURCHASE AGREEMENT"), Previo shall deliver all of the following items to Altiris by electronic means; PROVIDED, that to the extent such items are not deliverable electronically upon the execution of the purchase agreement, Previo will make delivery in such media and format as reasonably requested by Altiris:

                  (a) Master copies of the most current commercially released versions of the Software, the Software in its most current state, and any previous versions of the Software that may be requested by Altiris. This shall include Source Code and Object Code;

                  (b) Master copies of the Documentation for the most current commercially released versions of the Software, the Documentation in its most current state, and any previous versions of the Documentation that may be requested by Altiris;

                  (c) The Development Environment for the Software; and

                  (d) Testing scripts for the Software.

         2.2 NEW VERSIONS. As New Versions are developed or created by or for Previo, Previo shall deliver to Altiris all of the items identified in 2.1 (a),
(b), (c) and (d) above for the New Versions. Previo will provide deliverables to Altiris as needed to keep Altiris current with New Versions.

3.       LICENSE AND RIGHTS

         3.1 LICENSE. Effective as of the Effective Date, Previo hereby grants to Altiris, and Altiris accepts, a license under all of Previo's Intellectual Property Rights to: (a) make, have made, use, import, display, perform, produce and copy the Software, (b) distribute, publish, license, market, offer to sell, sell and otherwise commercialize the Software, and (c) modify and make Derivative Works and improvements and otherwise exploit the Software and any part thereof and any Derivative Work, improvement or successor thereof. Altiris may also authorize others to exercise any of these rights for Altiris. (The above license and rights are referred to herein as the "LICENSE.")

         3.2 NATURE AND SCOPE OF LICENSE. The License is exclusive to Altiris and shall be worldwide, assignable, perpetual (except as expressly set forth in Sections 10.4 and 10.5), irrevocable (except as expressly set forth in Sections 10.2, 10.3 and 10.4) and non-terminable (except as expressly set forth in Sections 10.2, 10.3 and 10.4), royalty-free, and fully paid-up. Altiris may grant sublicenses to others under this License.


                                             SOFTWARE LICENSE AGREEMENT - PAGE 3
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                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

         3.3 DISTRIBUTION MEDIA AND PLATFORMS. The License is not limited to any specific media or means of distribution or commercialization, and includes, without limitation, publishing and distribution through diskettes, CD-ROMs, DVD, magnetic tapes, and other computer storage media, as well as all other forms of electronic distribution including distribution through the Internet or by modem or other communications means. The License and Altiris' rights under this Agreement are not limited to any specific platforms, operating systems or databases, i.e., they include all platforms, operating systems and databases with which Software (including New Versions) may be compatible.

         3.4 DISTRIBUTORS. The License includes Altiris' right to distribute, publish, license, market, and otherwise commercialize the Software through resellers, distributors, VARs, OEMs, dealers, retailers and other intermediaries (collectively referred to herein as "DISTRIBUTORS" and individually as a "DISTRIBUTOR"). Altiris is not limited as to its channels of distribution for the Software.

         3.5 TRADEMARKS. Altiris may use any of Previo's trademarks associated with the Software solely in connection with or to identify the Software; HOWEVER, Altiris is not obligated to use Previo's trademarks and may use its own trademarks and branding architecture for any Software.

         3.6 COPYRIGHT NOTICES. Altiris will include in or with all distributed copies of the Software or the Altiris product in or with which the Software is distributed, a copyright notice either for the Software or for such Altiris product.

         3.7 NO OBLIGATION. Altiris shall decide, in its sole discretion, the extent to which Altiris shall exercise the License and any other rights under this Agreement. Altiris has no obligation to use, market, distribute or otherwise exercise the License.

         3.8 RIGHT TO SUE. Altiris, as exclusive licensee, shall have power to institute, prosecute and settle suits, in its own name and on its own behalf, for past and future infringement of the Intellectual Property Rights in and to the Software. If required by law, Previo will join as a party plaintiff in such suits. Altiris shall bear all expenses incurred by it in bringing and prosecuting such suits, and will be entitled to collect for its own use all damages, profits and any other amounts of whatever nature awarded in such suits or agreed to in settlement.

4.       COMPENSATION

         4.1 LICENSE FEE. Within ten (10) days after the Effective Date, Altiris shall pay to Previo a one-time, fully paid-up, non-refundable (except as expressly set forth in Sections 10.2, 10.3 and 10.4) license fee of $500,000 (the "LICENSE FEE") in full consideration for the License and accompanying rights. Except as expressly set forth in Section 10.3, there are no other payments payable by Altiris to Previo under this Agreement.


                                             SOFTWARE LICENSE AGREEMENT - PAGE 4
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                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

         4.2 EXPENSES. Each of the parties will bear its respective costs and expenses in preparing, negotiating and delivering this Agreement and performing its respective obligations hereunder.

         4.3 TAXES. In the event that any of the fees or other payments to Previo are subject to any withholding taxes or other taxes or government assessments, then such taxes or assessments shall be paid by Previo. Such taxes or assessments may be withheld or paid from fees or other payments payable to Previo.

5.       PRODUCTION, SUPPORT AND MAINTENANCE ETC.

         Altiris shall be responsible for the production, assembly, binding and packaging of the Software and Documentation for distribution by Altiris. Altiris shall also be responsible for managing the relationships with its Distributors and End Users, including any delivery, installation, training, support and maintenance services (collectively, "CUSTOMER SERVICES"); PROVIDED, HOWEVER, Altiris will outsource certain portions of Customer Services to Previo (though its subsidiary) under the terms and conditions set forth in that certain Services Agreement entered into by and between Altiris and Previo as of the same date hereof (the "SERVICES AGREEMENT").

6.       INTELLECTUAL PROPERTY

         Altiris acknowledges Previo's rights of ownership to the Intellectual Property Rights in or to the Software delivered by Previo to Altiris, as such rights are warranted by Previo in Section 7.2. Such ownership does not extend to or include anything developed or created by or for Altiris, including, without limitation, any Software modifications, improvements or Derivative Works developed or created by or for Altiris. Altiris shall own such modifications, improvements and Derivative Works, but such ownership shall not extend to or include any of Previo's code or intellectual property remaining in the modified or improved Software or in a Derivative Work. Neither Party agrees, pursuant to this Agreement, to assign or transfer ownership of any of its intellectual property to the other Party.

7.       REPRESENTATIONS AND WARRANTIES

         7.1 BY ALTIRIS. As an inducement to Previo to enter into this Agreement, Altiris hereby represents and warrants to Previo that the following statements contained in this Section 7.1 are correct and complete as of the Effective Date, subject to such exceptions as are disclosed in the section of the disclosure schedule of Altiris (attached hereto as EXHIBIT B and made a part hereof) that corresponds with the Section of this Agreement to which such exception is intended to apply and to any other Sections of this Agreement to the extent that it is reasonably apparent from such disclosure that it applies to such other Sections.


                                             SOFTWARE LICENSE AGREEMENT - PAGE 5
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                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

                  (a) ORGANIZATION. Altiris is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  (b) CORPORATE POWER AND AUTHORITY. Altiris has full power and authority (including full corporate power and authority) to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement have been duly authorized and approved by all necessary corporate action on the part of Altiris. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of Altiris enforceable against Altiris in accordance with its terms and conditions.

         7.2 BY PREVIO. As an inducement to Altiris to enter into this Agreement, Previo hereby represents and warrants to Altiris that the following statements contained in this Section 7.2 are correct and complete as of the Effective Date, subject to such exceptions as are disclosed in the section of the disclosure schedule of Previo (attached hereto as EXHIBIT C and made a part hereof) that corresponds with the Section of this Agreement to which such exception is intended to apply and to any other Sections of this Agreement to the extent that it is reasonably apparent from such disclosure that it applies to such other Sections.

                  (a) ORGANIZATION. Previo is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation.

                  (b) CORPORATE POWER AND AUTHORITY. Previo has full power and authority (including full corporate power and authority) to own and hold the Software and all related Intellectual Property Rights and to license the Software and all related Intellectual Property Rights and to execute, deliver and perform this Agreement. The execution, delivery and performance of this Agreement have been duly authorized and approved by all necessary corporate action on the part of Previo. This Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of Previo enforceable against Previo in accordance with its terms and conditions.

                  (c) NO CONFLICT. Neither the execution and delivery of this Agreement nor the performance of this Agreement in compliance with the terms and conditions hereof will (i) violate, conflict with or result in any breach of the certificate of incorporation or by-laws of Previo, (ii) require Previo to obtain any consent, approval, authorization or permit of, or make any filing with or notification to, any governmental or regulatory authority, (iii) violate, conflict with or result in a material breach of or default under or give rise to any right of termination, cancellation or acceleration of the maturity of any payment date under any contract or other agreement of Previo, (iv) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Software or (v) result in the creation of any lien or claim against any of the Software or related Intellectual Property Rights.


                                             SOFTWARE LICENSE AGREEMENT - PAGE 6
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                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

                  (d) LITIGATION. There is no action, suit, claim, proceeding or investigation pending or, to Previo's knowledge, threatened against Previo that
(i) relates to or involves the Software or related Intellectual Property Rights or (ii) seeks to prevent, restrict or delay performance under this Agreement. There are no outstanding orders, writs, judgments, injunctions or decrees of any court, governmental agency or arbitration tribunal against, relating to or involving the Software or related Intellectual Property Rights. Previo is not in default with respect to any order, writ, injunction or decree known to or served upon it from any court or of any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign relating to or involving the Software or related Intellectual Property Rights. There is no action or suit by Previo pending or threatened against others relating to, involving or in any way affecting the Software or related Intellectual Property Rights.

                  (e) COMPLIANCE WITH LAW. Previo is in compliance, in all material respects, with all laws, ordinances, legal requirements, rules, regulations and orders applicable to the Software and related Intellectual Property Rights.

                  (f) INTELLECTUAL PROPERTY. EXHIBIT D sets forth a true, correct and complete list of all United States and foreign (i) patents and patent applications, (ii) copyrights and copyright applications, and (ii) registered trademarks and applications for trademark registrations, relating to the Software, indicating for each the jurisdiction, registration number (or application number), and the date issued or filed.

                           (1) Previo is the original and sole creator, author
and developer of the Software. The Software does not contain any code, content or intellectual property of any other person. Previo owns the Software and all related Intellectual Property Rights, free and clear of any liens, encumbrances, or defects in title and of any claims by third parties that may interfere with the License or rights granted to Altiris under this Agreement;

                           (2) except as disclosed in Exhibit C, the Software,
as provided by Previo to Altiris, and the use, reproduction, publication, distribution, licensing, sublicensing, marketing, sale or commercialization thereof, and the exercise of the License, do not and will not constitute an infringement of any copyright, patent, trade secret, trademark or other intellectual property or other right of any other person or entity in existence as of the Effective Date;

                           (3) all trademarks, copyrights and patents in or to
the Software are currently in compliance with all legal requirements and are valid and enforceable. No patent or patent application related to the Software is now involved in any interference, reissue, re-examination or opposition proceeding.

                           (4) Previo has taken all reasonable and prudent steps
to protect and preserve the Intellectual Property Rights in or to the Software. Except under enforceable confidentiality obligations under Previo's standard non-disclosure agreement or other non-disclosure agreements that include terms that are customary in the computer software industry, to the knowledge of Previo, there has been no material disclosure by Previo or any of its employees, consultants, independent contractors or agents of any confidential information or trade secrets of Previo relating to the Software;


                                             SOFTWARE LICENSE AGREEMENT - PAGE 7
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                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

                           (5) there is no action in which Previo has been
served or, to Previo's knowledge, filed or threatened, nor has Previo received any communication of, and Previo has no knowledge of, any basis for a claim against it (A) alleging that the conduct of its business relating to the Software infringes upon, violate or constitutes the unauthorized use of the intellectual property rights of any third party or (B) challenging the ownership, use, validity or enforceability of any Intellectual Property Rights in or to the Software;

                           (6) except as disclosed in Exhibit C, the Software
does not include, contain, or depend on a link established at runtime to any software made available as "open source" software and does not contain any software code owned by a third party;

                           (7) Previo has not granted to any third party any
rights or licenses in or to the Software or any related Intellectual Property Rights, that would restrict in any manner the marketing or distribution by Altiris of the Software; and

                           (8) Except as disclosed in Exhibit C, no claims have
been brought, threatened or contemplated by Previo that allege the misappropriation, infringement, dilution, or other violation of the Intellectual Property Rights in or to the Software, and Previo has no knowledge of any basis for such a claim.

                  (g) SOFTWARE. The Software will function and perform substantially in accordance with its Documentation and will be free from material defects and will be in marketable condition.

                  (h) NO VIRUSES. The Software shall be delivered to Altiris free of any Viruses. "VIRUSES" shall mean any viruses, Trojan horses, worms, time bombs, and trap doors as these terms are commonly understood by computer programmers, and any other code or devices designed or intended to (i) destroy, erase, alter, or harm any computer program, computer system, or data, or (ii) shut-down, slow-down or adversely impact the operation of a computer system or to tie-up or misuse computer system resources, or (iii) allow unauthorized access to a computer system or any computer program or data on a computer system ("unauthorized" means without the informed consent of the owner or operator of the computer system).

         7.3 DISCLAIMERS. EXCEPT FOR THE EXPRESS WARRANTIES SET FORTH ABOVE, NEITHER PARTY MAKES ANY WARRANTY, EXPRESS OR IMPLIED, BY STATUTE OR OTHERWISE, REGARDING THE SOFTWARE OR DOCUMENTATION OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT, AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, AND ANY IMPLIED WARRANTIES OF TITLE OR NON-INFRINGEMENT.


                                             SOFTWARE LICENSE AGREEMENT - PAGE 1
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                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

         7.4 SURVIVAL. All representations and warranties set forth in this Agreement shall remain in force and effect through September 30, 2002 and shall thereafter have no further force or effect.

         7.5 INDEMNIFICATION BY ALTIRIS. From and after the Effective Date through September 30, 2002, Altiris shall indemnify and hold harmless Previo, its successors and assigns, and their respective stockholders, officers, directors, employees, agents and legal representatives (each, an "PREVIO INDEMNIFIED PARTY") for the full amount of all any and all judgments, settlements, demands, claims, actions or causes of action, assessments, liabilities, losses, damages, interest, fines, penalties, costs and expenses (including, without limitation, reasonable legal, accounting and other costs and expenses incurred in connection with investigating, defending, settling or satisfying any and all demands, claims, actions, causes of action, suits, proceedings, assessments, judgments or appeals, and in seeking indemnification therefor, suffered by a Previo Indemnified Party as a result of (a) the inaccuracy of any representation or warranty made by Altiris in this Agreement or any schedule, certificate or document delivered in connection herewith; or
(b) the failure by Altiris to perform or comply with any obligation, covenant or agreement of Altiris specified in this Agreement; or (c) infringement of any third party's intellectual property based on any modification, Derivative Work or other enhancement of or to the Licensed Software made by or on behalf of Altiris in accordance with specifications supplied by Altiris; PROVIDED, HOWEVER, that Altiris shall have exclusive control of the defense and settlement of any third party claims against a Previo Indemnified Party.

         7.6 INDEMNIFICATION BY PREVIO. From and after the Effective Date through September 30, 2002, Previo shall indemnify and hold harmless Altiris, its successors and assigns, and their respective stockholders, officers, directors, employees, agents and legal representatives (each, an "ALTIRIS INDEMNIFIED PARTY") for the full amount of all any and all judgments, settlements, demands, claims, actions or causes of action, assessments, liabilities, losses, damages, interest, fines, penalties, costs and expenses (including, without limitation, reasonable legal, accounting and other costs and expenses incurred in connection with investigating, defending, settling or satisfying any and all demands, claims, actions, causes of action, suits, proceedings, assessments, judgments or appeals, and in seeking indemnification therefor, suffered by an Altiris Indemnified Party as a result of (a) the inaccuracy of any representation or warranty made by Previo in this Agreement or any schedule, certificate or document delivered in connection herewith; or (b) the failure by Previo to perform or comply with any obligation, covenant or agreement of Previo specified in this Agreement; PROVIDED, HOWEVER, that Previo shall have exclusive control of the defense and settlement of any third party claims against an Altiris Indemnified Party.


                                             SOFTWARE LICENSE AGREEMENT - PAGE 9
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                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

8.       LIMITATION OF LIABILITY

         IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR ANY CONSEQUENTIAL, SPECIAL, INDIRECT, INCIDENTAL OR PUNITIVE DAMAGES, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR PREVIO'S LIABILITY UNDER
SECTION 7.6 OR FOR BREACH OF SECTION 9, EACH PARTY'S TOTAL AGGREGATE LIABILITY ARISING OUT OF THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID TO PREVIO BY ALTIRIS UNDER THIS AGREEMENT OR THE SUM OF $2,000,000, WHICHEVER IS GREATER.

9.       CONFIDENTIALITY

         9.1 CONFIDENTIALITY OBLIGATIONS. The parties may disclose or exchange certain information, including Confidential Information, as necessary for purposes of this Agreement. "CONFIDENTIAL INFORMATION" means any information (a) disclosed in tangible form that is conspicuously marked as "confidential" or by other restrictive legend, or (b) disclosed verbally and identified as confidential at the time of disclosure. In either case, the receiving party shall exercise reasonable care to maintain the confidentiality of the disclosing party's Confidential Information; PROVIDED, that the receiving party may disclose Confidential Information to employees and consultants who have a need to know and who have been informed of the confidential nature of the information, and may otherwise disclose such information to the extent required by applicable laws, rules and/or regulations (including, without limitation, those relating to applicable securities laws). No obligation of confidentiality applies to any Confidential Information that (i) is or becomes publicly available through no breach of the receiving party, (ii) was rightfully in the possession of the receiving party prior to disclosure hereunder without obligation of confidentiality, (iii) was rightfully disclosed to the receiving party without obligation of confidentiality, or (iv) was independently developed by the receiving party without reference to or use of the disclosing party's Confidential Information.

         9.2 RESIDUALS. Notwithstanding anything in this Agreement to the contrary, the receiving party will be free to use Residuals (as defined below) for any purpose, including without limitation, use in development, manufacture, marketing and/or sale of its products and services; PROVIDED, the foregoing right (a) does not give the receiving party any right to disclose the business plans or financial, statistical or personnel information of the disclosing party, and (b) does not represent or otherwise grant any license under any of the disclosing party's copyrights or patents. The term "RESIDUALS" means information that is retained in the unaided memory of one or more of the receiving party's employees who have had access to the disclosing party's Confidential Information pursuant to this Agreement. An employee's memory is "unaided" if the employee has not deliberately memorized the Confidential Information for the purpose of retaining and later using or disclosing it.


                                            SOFTWARE LICENSE AGREEMENT - PAGE 10

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                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

         9.3 ANNOUNCEMENTS. Neither Party will make any public disclosure concerning this Agreement without the prior written consent of the other party; PROVIDED, HOWEVER, that notwithstanding anything to the contrary herein, to the extent that either party is advised by counsel that disclosure of such matters is required by applicable securities laws or exchange requirements, then such party may make such disclosure but agrees to use reasonable efforts to provide the other party prior notice of such disclosure as well as an opportunity to review and comment on such disclosure in advance of public release.

10.      TERM AND TERMINATION

         10.1 TERM OF LICENSE. This Agreement and the License granted herein shall become effective on the Effective Date and, unless earlier terminated as provided for in Section 10.2, 10.3 or 10.4, shall continue in perpetuity in accordance with its terms.

         10.2 TERMINATION BY ALTIRIS. In the event of any material breach of any of the representations, warranties or covenants made by Previo in this Agreement occurring on or before September 30, 2002, Altiris may, upon written notice to Previo and without waiving or limiting any other available remedies, terminate this Agreement and receive a full refund of its License Fee.

         10.3 TERMINATION OF ASSET PURCHASE AGREEMENT BY ALTIRIS. In the event Altiris terminates the proposed Purchase Agreement (under the terms and conditions set forth therein) for breach of any representation, warranty, covenant or agreement of Previo contained in the Purchase Agreement, Altiris shall, at its sole option, either (i) terminate this Agreement and receive a full refund of its License Fee, or (ii) pay an additional fee of $250,000 (in addition to the License Fee) in full consideration of the License and accompanying rights that are also exclusive even as to Previo. Except as expressly set forth in this Section 10.3, this Agreement and all rights granted herein shall not be impaired or otherwise affected in any way by the termination of the Purchase Agreement.

         10.4 AUTOMATIC TERMINATION. This Agreement shall terminate automatically: (i) in the event the Parties have not entered into a Purchase Agreement by July 10, 2002, provided that upon such termination Altiris shall receive a full refund of its License Fee; or (ii) in the event that all right, title and interest in and to the Software and Intellectual Property Rights related thereto are actually transferred to Altiris.

         10.5 OBLIGATIONS ON TERMINATION. Immediately following termination of this Agreement under Section 10.2, 10.3(i) or 10.4(i) above, (a) the rights and licenses granted to Altiris herein shall cease, (b) Altiris shall cease all use and distribution of the Software, and (c) Altiris shall return to Previo all copies of the Software in Altiris' possession or under its control; PROVIDED, HOWEVER, that Altiris may retain and use copies of the Software as reasonably necessary to fulfill its support and maintenance obligations to Distributors and End Users for the then-remaining term of its existing agreements (the "EXTENDED MAINTENANCE PERIOD"). At the end of the Extended Maintenance Period, if any, Altiris shall cease all use of the Software and shall return to Previo all full or partial copies thereof in its possession or under its control. Upon written request by Previo, Altiris shall certify in writing to that it has complied with the terms of this Section 10.5.


                                            SOFTWARE LICENSE AGREEMENT - PAGE 11

                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

11.      GENERAL PROVISIONS

         11.1 EXPORT LAWS. This Agreement and any disclosures, transfers, and export of software, data or technology are subject to United States laws and regulations, including United States export laws and regulations. Neither Party shall violate any such laws or regulations.

         11.2 GOVERNING LAW AND FORUM. This Agreement shall be governed by and enforced in accordance with the laws of the state of Utah and of the United States of America. Any litigation or arbitration between the Parties relating to this Agreement or the Software shall be conducted exclusively in the state of Utah.

         11.3 ASSIGNMENT. In the absence of Altiris' advance written consent, Previo shall not have the right or power to assign or transfer this Agreement or any rights under this Agreement (including the License) or to delegate any duties or responsibilities under this Agreement to any third party, except that Previo shall be entitled to assign or transfer this Agreement or any rights under this Agreement to a liquidation trust established to liquidate the assets of Previo so long as Previo remains fully responsible and liable for its obligations under this Agreement. Subject to the foregoing sentence, this Agreement shall not be deemed to have been assigned or transferred by operation of law (e.g., in a merger or consolidation) or otherwise without Altiris' prior written consent. Any such attempt to assign, transfer and/or delegate without Altiris' prior written consent shall be void and of no effect. Any assignee or transferee to whom this Agreement is assigned or transferred must agree, in a writing delivered to the nonassigning or non-transferring Party, to be bound by this Agreement in the same manner that the assigning or transferring Party is bound by this Agreement.

         11.4 NOTICES. All notices and consents permitted or required under this Agreement must be in writing and shall be (a) delivered by hand, in which case delivery will be deemed to have occurred at the time of delivery, (b) by registered or certified mail, postage prepaid, in which case delivery will be deemed to have occurred on the fifth business day following the day such mailing is made, (c) by overnight courier, in which case delivery will be deemed to have occurred on the next business day following the day such notice is delivered to the courier service, or (d) by facsimile transmission, in which case delivery will be deemed to have occurred at the time that receipt thereof has been acknowledged by electronic confirmation, to the other Party at the address set forth at the beginning of this Agreement (or such substitute address as either Party specifies below or may specify by written notice), and to the attention of the following individuals:


                                            SOFTWARE LICENSE AGREEMENT - PAGE 12

                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

         To Altiris:

         Attn:  Chief Financial Officer
         With copy to:  General Counsel


         To Previo:

         Attn:  Chief Financial Officer
         With copy to:
         Mr. Tom Coll
         Partner- Corporate Counsel
         Cooley Godward LLP 4401 Eastgate Mall San Diego, CA 92121-9109 Phone
         (858) 550-6013 Fax (858) 550-6420 collta@cooley.com

         11.5 HEADINGS. Section headings used herein are for convenience only and shall not be used to broaden or limit this Agreement.

         11.6 SEVERABILITY. If any provision in this Agreement is invalid or unenforceable, such provision shall be construed, limited, or if necessary, severed to the extent necessary to eliminate such invalidity or unenforceability, and all other provisions of this Agreement shall remain in effect.

         11.7 RELATIONSHIP. Neither Party is the partner, joint venturer, agent or representative of the other Party. Altiris and Previo are independent contractors. There is no employment or agency relationship between the Parties. Neither Party has the authority to make any representations or warranties or incur any obligations or liabilities on behalf of the other Party. Neither Party shall make any representation to a third party inconsistent with this Section 11.7.

         11.8 CONSTRUCTION. This Agreement represents the wording selected by the Parties to define their agreement and no rule of strict construction shall apply against either Party.

         11.9 WAIVER. Any waiver of, or promise not to enforce, any right under this Agreement shall not be enforceable unless evidenced by a writing signed by the Party making said waiver or promise.

         11.10 SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and assigns.


                                            SOFTWARE LICENSE AGREEMENT - PAGE 13

                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

         11.11 ENTIRE AGREEMENT. This Agreement (which includes its Exhibits)
(a) represents the entire agreement between the Parties relating to the subject matter of this Agreement, (b) supersedes all prior agreements, understandings, representations and warranties relating to the subject matter of this Agreement, and (c) may only be amended by a writing signed by both Parties.

         11.12 EXECUTION. This Agreement may be executed in any number of duplicate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. The persons signing below represent that they are duly authorized to execute this Agreement for and on behalf of the Party for whom they are signing.



                            [SIGNATURE PAGE FOLLOWS]


                                            SOFTWARE LICENSE AGREEMENT - PAGE 14

                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL


AGREED TO AND ACCEPTED BY:


Previo, Inc. ("Previo")

         By (signature):            /s/ Cliff Flowers
                                    ------------------------------------

         Name (print):              Cliff Flowers
                                    ------------------------------------

         Title:                     CFO
                                    ------------------------------------


Altiris, Inc.  ("Altiris")

         By (signature):            /s/ Jan Newman
                                    ------------------------------------

         Name (print):              Jan Newman
                                    ------------------------------------

         Title:                     VP Business Development
                                    ------------------------------------





                 [SIGNATURE PAGE FOR SOFTWARE LICENSE AGREEMENT]


                                            SOFTWARE LICENSE AGREEMENT - PAGE 15

                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL

                                 AMENDMENT NO. 1
                          TO SOFTWARE LICENSE AGREEMENT

         This Amendment No. 1 to Software License Agreement (the "AMENDMENT") amends the Software License Agreement (the "AGREEMENT") dated June 24, 2002, between Altiris, Inc. ("ALTIRIS") and Previo, Inc. ("PREVIO"). This Amendment is dated effective July 10, 2002.

1. DEFINITIONS. Terms with the initial letter capitalized will have the same meaning as defined in the Agreement, unless otherwise defined in this Addendum.

2. AMENDMENT. The Agreement is amended as follows:

         Section 10.4, "Automatic Termination," is deleted and replaced with the following:

         AUTOMATIC TERMINATION. This Agreement shall terminate automatically:
         (i) in the event the Parties have not entered into a Purchase Agreement on or before July 15, 2002, PROVIDED, that upon such termination Altiris shall receive a full refund of its License Fee; or (ii) in the event that all right, title and interest in and to the Software and Intellectual Property Rights related thereto are actually transferred to Altiris.

3. SURVIVAL OF TERMS. The terms and conditions of the Agreement, as expressly amended hereby, shall remain in full force and effect.




                            [SIGNATURE PAGE FOLLOWS]


                                            SOFTWARE LICENSE AGREEMENT - PAGE 16

                                           ALTIRIS / PREVIO CONFIDENTIAL - FINAL


AGREED TO AND ACCEPTED BY:


Previo, Inc. ("Previo")

         By (signature):            /s/ Cliff Flowers
                                    -------------------------------------

         Name (print):              Cliff Flowers
                                    -------------------------------------

         Title:                     CFO
                                    -------------------------------------


Altiris, Inc.  ("Altiris")

         By (signature):            /s/ Craig Christensen
                                    -------------------------------------

         Name (print):              Craig Christensen
                                    -------------------------------------

         Title:                     VP General Cousel
                                    -------------------------------------





       [SIGNATURE PAGE FOR AMENDMENT NO. 1 TO SOFTWARE LICENSE AGREEMENT]


                                            SOFTWARE LICENSE AGREEMENT - PAGE 17